                                                                 EXHIBIT 10.10

                            STOCK PURCHASE AGREEMENT

          This Stock Purchase Agreement (this "Agreement") is made and entered into as of April 22, 1998 by and among HENRY COMPANY, a California corporation (the "Company"), and Frederick Muhs ("Investor").

          The Company and Investor hereby agree as follows:

                                      ARTICLE I

                               THE SECURITIES PURCHASE

          1.1 PURCHASE AND SALE OF THE SECURITIES. Subject to and upon the terms and conditions contained herein, the Company shall sell to Investor, and Investor shall purchase from the Company, Twenty-seven Thousand Five Hundred (27,500) shares of Common Stock, no par value per share (the "Common Stock").

          1.2 CONSIDERATION. The purchase price (the "Purchase Price") for the Common Stock shall equal an aggregate of Two Million Dollars
($2,000,000).

          1.3 CLOSING. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at or be directed from the offices of Munger, Tolles & Olson LLP, 355 South Grand Avenue, Los Angeles, California 90071, on April 22, 1998, or at such other date and place as the Company and Investor shall agree in writing. The day on which the Closing occurs is herein referred to as the "Closing Date."

          1.4 EXECUTION AND DELIVERIES AT CLOSING. At the Closing, (i) Investor shall deliver the Purchase Price, by wire transfer or certified or cashier's check, to the Company, (ii) the Company shall deliver to Investor certificates evidencing the Common Stock and (iii) the Company and Investor shall execute and deliver each agreement and instrument required or contemplated by this Agreement to be so executed and delivered and not theretofore executed and delivered. All actions taken at the Closing shall be deemed to occur simultaneously.

                                     ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company hereby represents and warrants to Investor as follows:

          2.1 ORGANIZATION. The Company is a corporation duly organized, validly existing, and in good standing under the laws of California, has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as it is presently being conducted, to execute and deliver this Agreement and any other agreement or instrument to which the Company is or is to be a party the execution and delivery of which is contemplated by this Agreement.

          2.2 AUTHORIZATION. All corporate action on the part of the Company and its shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company and Mr. Warner W. Henry ("Mr. Henry") or members of his family ("Henry Family") thereunder at the Closing, and the authorization, issuance (or reservation for issuance), sale, and delivery of the Common Stock have been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company and the Henry Family, enforceable in accordance with its terms except (i) as limited by

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applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general applicability affecting creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance and other equitable remedies.

          2.3 VALID ISSUANCE. The shares of Common Stock being purchased by Investor under this Agreement, when issued, sold, and delivered in accordance with the terms and conditions of this Agreement for the Purchase Price, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable provisions of federal or state securities laws.

          2.4 CAPITALIZATION. As of the Closing, the authorized capital stock of the Company consists of 1,000,000 shares of common stock, no par value per share, 30,000 shares of Class A Common Stock, no par value per share, and 100,000 shares of preferred stock, no par value per share, Twenty-two Thousand Five Hundred (22,500) shares of which have been designated Series A Convertible Preferred Stock. As of the date of Closing, there will be: Two Hundred Twenty-one Thousand Five Hundred (221,500) shares of Common Stock issued and outstanding and Six Thousand (6,000) shares of Class A Common Stock outstanding, (ii) Twenty-two Thousand Five Hundred (22,500) shares of Series A Convertible Preferred Stock issued and outstanding and Twenty-two thousand Five Hundred (22,500) shares of Common Stock reserved for issuance upon the conversion of such shares, (iii) 388,000 and 12,000 shares of Common Stock and Class A Common Stock, respectively, reserved for issuance upon the exercise of warrants, dated October 1, 1997, issued by the Company to Warner W. Henry (the "Warner Warrants"), and (iv) Forty-five Thousand (45,000) and Fifty-five Thousand (55,000) shares of Common Stock reserved for issuance to Mr. Joseph T. Mooney, Jr. and Investor, respectively, upon exercise of their rights to acquire additional shares of Common Stock upon exercise of the Warner Warrants (the "Mooney Rights" and "Investor Rights", respectively). All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable and free of any preemptive rights. Other than the Warner Warrants, the Mooney Rights and the Investor Rights, there is, at the date hereof, no outstanding security issued by the Company other than the Common Stock and no outstanding right or option of any kind to purchase, and no outstanding security issued by the Company convertible or exchangeable into, any security issued by the Company, and no agreement of the Company to issue any such right, option, or convertible or exchangeable security.

          2.5 NO CONTRAVENTION. The execution, delivery, and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby will not (a) conflict with the Company's Articles of Incorporation or bylaws, (b) violate laws, orders or regulations applicable to the Company or any of its material properties; (c) conflict with or result in a breach of any judgment, order, decree, or ruling to which the Company is a party or by which it or any material portion of its properties is bound, or any material agreement to which the Company is a party or by which any material portion of its properties is bound; or (d) require the approval of any governmental or nongovernmental third party.

                                 ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF INVESTOR

          Investor hereby severally represents and warrants to the Company as follows:

          3.1 AUTHORITY RELATIVE TO THIS AGREEMENT. Investor has the requisite power and authority to enter into this Agreement and to perform Investor's obligations thereunder. This Agreement has been duly and validly executed and delivered by Investor and this Agreement constitutes a valid and legally binding obligation of Investor

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enforceable against Investor in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general applicability affecting creditors' rights generally and
(ii) as limited by laws relating to the availability of specific performance and other equitable remedies.

          3.2 NO CONTRAVENTION. The execution, delivery, and performance by Investor of this Agreement, and the consummation of the transactions contemplated hereby will not (a) violate laws, orders or regulations applicable to Investor; (b) conflict with or result in a breach of any judgment, order, decrees, or ruling to which Investor is a party or any material agreement to which Investor is a party; or (c) require the approval of any governmental or nongovernmental third party.

          3.3 INVESTMENT INTENTION. The Common Stock will be acquired for investment for Investor's own account, and not with a view to the resale or distribution of any part thereof; Investor has no present intention of selling, transferring, granting any participation in, or otherwise distributing any of the Common Stock, and has no contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant any participation with respect to any of the Common Stock.

          3.4 RELIANCE ON REPRESENTATIONS. Investor understands that the Common Stock is not registered under the Securities Act of 1933, as amended (the "Securities Act"), on the ground that the offer and sale provided for in this Agreement is exempt from registration under such Act by virtue of an exemption therefrom, and that the Company's reliance on such exemption is predicated on Investor's representations set forth herein. Investor realizes that the basis for an exemption may not be present if, notwithstanding such representations, Investor has in mind merely acquiring the Common Stock for a fixed or determinable period of time, or for a market rise, or for sale if the market does rise; and Investor has no such intention.

          3.5 FINANCIAL CONDITION. Investor's financial situation is such that Investor can afford to bear the economic risk of holding the Common Stock for an indefinite period of time; Investor has adequate means for providing for Investor's current and reasonably foreseeable needs and contingencies, and Investor can afford to suffer a complete loss of Investor's investment in the Common Stock.

          3.6 ACCREDITATION AND SOPHISTICATION. Investor is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act. Investor's knowledge and experience in financial and business matters are such that Investor is capable of evaluating the merits and risks of the investment in the Common Stock.

          3.7 SPECULATIVE INVESTMENT. Investor understands that the Company has no business operations or assets other than those described or referred to in the Offering Memorandum, that the Common Stock is a speculative investment involving a high degree of risk of loss of investment, and that there are substantial restrictions on the transferability of the Common Stock.

          3.8 RECEIPT OF INFORMATION. Investor has received the Offering Memorandum dated April 15, 1998 ("Offering Memorandum") and all other information that Investor considers necessary or appropriate for deciding whether to purchase the Common Stock. Investor has been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and its representatives concerning the Offering Memorandum, the Company, and the terms and conditions of the Common Stock, and to obtain any additional information which Investor deems necessary. Investor acknowledges that the Offering Memorandum consists of forward-looking statements that are based on numerous assumptions, including among others assumptions as to general economic conditions, the condition and competitive environment of the business in which the Company plans to operate, and other factors that are beyond the Company's control; that any projections included in the Offering

                                       3

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Memorandum were not prepared in accordance with generally accepted accounting principles; and that there can be no assurance that the Offering Memorandum, such assumptions, or any such projections will prove to be accurate or that actual results may not vary materially, including materially to the detriment, from projected or assumed results.

                                  ARTICLE IV

                             ANTIDILUTION RIGHTS

          4.1 Upon each exercise of the Warner Warrants, Investor shall have the right to purchase from the Company, on the terms set forth herein, for cash, .1375 shares of Common Stock for each share of Class A Common Stock or Common Stock of the Company acquired upon the exercise of the Warner Warrants at a purchase price per share equal to the exercise price of such Warner Warrant ("Purchase Price").

          4.2 The Company shall notify Investor by written notice not later than thirty (30) business days after an issuance of Class A Common Stock or Common Stock arising out of an exercise of Warner Warrants and, subject to
Section 4.3 below, if Investor notifies Company in writing within five (5) years of such notice of his desire to exercise his rights hereunder, the Company shall upon such notice and the receipt in cash of the purchase price promptly effect the sale of Common Stock to Investor as set forth herein. In the event Investor fails to provide the Company with timely notice of his desire to exercise his rights hereunder, he shall be deemed to have forfeited his rights with respect to that particular exercise of the Warner Warrant, but not as to any subsequent exercise.

          4.3  Notwithstanding the foregoing, Investor's rights under Section
4.1 and 4.2 hereunder shall cease (i) upon the termination or expiration of the Warner Warrants and (ii) upon the consummation of an IPO or Sale as to any rights with respect to previously exercised Warner Warrants (or Warner Warrants to be exercised in connection with an IPO or Sale). With respect to clause (ii), Company shall give Investor notice thirty (30) days in advance of the effective date of the IPO or Sale (as well as notice of any planned exercise of the Warner Warrant upon consummation of the IPO or Sale) and unless Investor notifies the Company of his intent to exercise his rights hereunder within the first twenty (20) days of such thirty (30) day period and pays the purchase price prior or on the consummation of the IPO or Sale, the Company shall be under no obligation to sell Common Stock to Investor under this Article IV as a result of any exercise of the Warner Warrant.

          4.4 For purposes of this Agreement, (i) an IPO shall mean a public offering of the Company's equity securities having aggregate proceeds to the Company and/or any selling shareholders (prior to deduction for underwriting discount and other expenses) of at least Ten Million Dollars ($10,000,000) and (ii) a Sale shall mean a sale of all or substantially all of the Company's assets or a merger or consolidation of the Company in a transaction in which the Company is not the surviving entity or a transaction or related series of transactions in which in excess of 50% of the voting power of the Company is transferred.

          4.5 If the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Investor rights in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Investor shall be entitled to receive the number of shares of Common Stock which he would have been entitled to receive had the Investor rights been exercised immediately prior to such date. These antidilution provisions are intended to be equivalent to the antidilution provisions applicable to the

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Warner Warrants.

                                  ARTICLE V

                            ADDITIONAL AGREEMENTS

          5.1  DRAG-ALONG RIGHTS.

          (a) In the event that Mr. Henry or the Henry Family (the "OFFEROR") shall propose to enter into a BONA FIDE agreement to sell or transfer ("TRANSFER"), other than a BONA FIDE pledge of shares as security for a loan, or Transfer to any person or group (other than to members of the Henry Family) all of their economic and voting interest(s) in the Company (an "EXIT TRANSFER"), then subject to the terms of this Section, such Offeror may elect to require Investor to sell all his shares of Common Stock owned by him concurrently with such Exit Transfer to such person or group on terms (including without limitation, the form and amount of, and the time of receipt of, consideration therefor) identical to those applicable to the Exit Transfer. The Offeror may require Investor to sell all his economic and voting interests beneficially owned by him concurrently with the Exit Transfer on terms identical to those of such Exit Transfer by giving written notice to Investor setting forth in detail the terms of the proposed Exit Transfer and the proposed closing date of the Exit Transfer, which proposed date shall not be less than ten (10) days or more than sixty (60) days after the date such notice is delivered to the Offerees.

          5.2  TAG-ALONG RIGHTS.

          (a) Mr. Henry or the Henry Family shall not enter into a contract for the sale or transfer ("Transfer") of their economic or voting interests in the Company to any person or group other than to members of the Henry Family (the "transferee"), directly or indirectly or through one or more intermediaries, in a single transaction or a series of transactions, if such Transfer will result in the transferee of such shares holding more than 50% of the economic or voting interest in the Company UNLESS Investor is given the opportunity to Transfer all (or, at his option, a proportionate amount) of his shares of Common Stock then owned by him concurrently with the aforementioned Transfer to any such transferee on terms (including, without limitation, the form and amount of, and the time of receipt of, consideration therefor) identical to those applicable to such aforementioned Transfer. Mr. Henry or the Henry Family shall not enter into a Transfer, other than to members of the Henry Family, of (i) any portion of their economic or voting interests in the Company if the Transfer is to the Company or (ii) any portion of the Warner Warrants unless Investor is given the opportunity to transfer his proportionate interest of his shares of Common Stock then owned by him concurrently with the aforementioned Transfer to any such transferee on terms (including, without limitation, the form and amount of, and the time of receipt of, consideration therefor) identical to those applicable to such aforementioned Transfer.

          (b) No opportunity shall be deemed given to Investor for purposes of the preceding paragraph of this Section 5.2 unless (i) Investor shall have been given written notice by Mr. Henry or the Henry Family setting forth in detail the terms of the applicable proposed Transfer, and shall have been given at least twenty (20) days after such notice is given within which to exercise his rights contained in this Section 5.2 by written notice thereof given to Mr. Henry or the Henry Family, (ii) the terms on which Mr. Henry or the Henry Family actually sells their shares are no more favorable to Mr. Henry, than the terms set forth in the notice given by them pursuant to clause (i) of this sentence, (iii) the transferee to which the applicable Transfer is proposed to be made makes an offer to purchase any or all outstanding capital stock beneficially owned by Investor and such offer (A) is open for acceptance by Investor for a period of at least twenty (20) business days after such distribution, and (B) provides for per share consideration identical to that being paid in the Transfer to each holder who accepts

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

such offer, and (iv) the person or group to which Mr. Henry or the Henry Family actually Transfers their shares actually purchases, at or prior to the time of purchase of such shares, from Investor at least the number of shares as Investor shall specify in the notice given by Investor pursuant to clause
(i) of this sentence.

          5.3 RIGHT OF FIRST REFUSAL. For so long as such Investor owns any Common Stock, the Investor will not sell, assign, transfer, pledge, hypothecate or otherwise dispose of any such shares, except for transfers by way of devise or intestate succession or to entities controlled by, under common control with or controlling such Investor (a "Permitted Transferee"), without first offering to sell, assign or transfer such shares to the Company on the same terms and conditions as such shares are to be acquired by the proposed transferee. Such offer shall be made by way of written notice to the Company given no later than thirty (30) days prior to the proposed date of transfer, setting forth the identity of the proposed transferee and the material terms of such sale, assignment, transfer or other disposition. The Company shall thereupon have the right to acquire all (but not part) of the shares included in such offer, on the terms set forth therein, by giving the Investor written notice of acceptance within twenty (20) days after receipt of the Investor's offer. In that event, the Company's acquisition of said shares in accordance with the terms of such offer shall occur within thirty
(30) days after the giving of such notice of acceptance. If the Investor's offer is not so accepted, or if the Company's acquisition of such shares is not so consummated, then the Investor shall thereafter have the right to sell, assign, transfer or otherwise dispose of such shares within ninety (90) days after the date of the Investor's offer to the Company, on the terms and conditions, and to the proposed transferee, stated therein, and such transferee shall acquire such securities free of the restrictions contained in this Section 5.3.

          5.4 PROXY. Investor hereby irrevocably grants to Warner W. Henry his proxy with respect to vote all of Investor's shares of Common Stock on all matters requiring or calling for a shareholder vote at any shareholder meeting or any action by written consent. This proxy is coupled with an interest and is irrevocable for a period of 10 years pursuant to Section 705(e)(2) of the California General Corporate Code, unless earlier terminated pursuant to Section 5.8 below. The proxy shall also terminate upon Mr. Henry's death and upon any Transfer of Investor's interest after compliance with Section 5.3 above, but shall continue with respect to a Permitted Transferee.

          5.5 BOARD OF DIRECTORS. The Henry Family hereby agrees to vote its shares of Class A Common Stock and Common Stock to elect Investor to the Company's Board of Directors so long as Investor remains a shareholder of the Company.

          5.6 INFORMATION. Investor shall be entitled to receive the same information, and at the same time, that the holders of the Company's outstanding 10% Senior Notes due 2008 are entitled to receive under the terms of the Indenture dated April 22, 1998 with respect to such Senior Notes, and such obligation shall survive repayment of the Senior Notes.

          5.7 ADDITIONAL ISSUANCE OF CLASS A COMMON STOCK. The Company agrees that it will not issue any additional shares of Class A Common Stock to any person other than Mr. Henry, other than upon exercise of the Warner Warrants.

          5.8 TERMINATION. All of the agreements and covenants contained in this Article V shall terminate upon an IPO.

                                 ARTICLE VI

                             REGISTRATION RIGHTS

          6.1 DEFINITIONS. Terms used in this Article have the following meanings:

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          "Commission" means the Securities and Exchange Commission.

          "Demand Registration" means a Demand Registration as defined in
Section 6.1.

          "1933 Act" means the Securities Act of 1933, as amended.

          "1934 Act" means the Securities Exchange Act of 1934, as amended.

          "Piggyback Registration" means a Piggyback Registration as defined in Section 6.2.

          "Registrable Securities" means all shares of Common Stock owned by Investor from time to time.

          "Underwriter" means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.

          6.2 DEMAND REGISTRATION. (a) At any time after one year of an IPO, Investor may make a written request for registration under the 1933 Act of all or part of his Registrable Securities (a "Demand Registration"); PROVIDED that the Company shall not be obligated to effect more than one Demand Registration and that the Company qualifies for registration on Form S-3. Such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. A registration will not count as a Demand Registration until it has become effective.

          (b) If Investor so elects, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. Investor shall select the managing Underwriter(s) and any additional participants in connection with the offering; PROVIDED that such managing Underwriter(s) must be reasonably satisfactory to the Company.

          6.3 PIGGYBACK REGISTRATION. If the Company proposes to file a registration statement under the 1933 Act with respect to an offering of Common Stock (i) for the Company's own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission)) or (ii) for the account of any of its holders of Common Stock or Class A Common Stock, then the Company shall give written notice of such proposed filing to Investor as soon as practicable (but in no event less than 10 days before the anticipated filing date), and such notice shall offer Investor the opportunity to register such number of shares of Registrable Securities as Investor may request on the same terms and conditions as the Company or the holder, as the case may be (a "Piggyback Registration").

          6.4 REDUCTION OF OFFERING. Notwithstanding anything contained herein, if the managing Underwriter of an offering described in Section 2.1 or Section 2.2 advises the Company in writing that the success of the offering would be adversely affected by the inclusion of all or any of the securities requested to be included, then the number of shares to be registered by Investor shall be excluded or reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter; PROVIDED that in the case of a Demand Registration, the amount of Registrable Securities to be offered for the account of Investor shall be reduced only after the amount of securities to be offered for the account of the Company and any other persons has been reduced to zero.

          6.5 FILINGS; INFORMATION. Whenever Investor requests that any Registrable Securities be registered pursuant to Section 2.1 hereof, the Company will use its reasonable efforts to effect the registration of such Registrable Securities as promptly as is practicable, and in connection with any such request:

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

         (a) The Company will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable efforts to cause such filed registration statement to become and remain effective for a period of not less than 90 days; PROVIDED that if the Company shall furnish to Investor a certificate signed by the Company's Chairman, President or any Vice-President stating that in his good faith judgment it would be detrimental or otherwise disadvantageous to the Company or its shareholders for such a registration statement to be filed as expeditiously as possible, the Company shall have a period of not more than 120 days within which to file such registration statement measured from the date of the Company's receipt of Investor's request for registration in accordance with Section 2.1.

         (b) The Company will, if requested, prior to filing such registration statement or any amendment or supplement thereto, furnish to Investor and each applicable managing Underwriter, if any, copies thereof, and thereafter furnish to Investor and each such Underwriter, if any, such number of copies of such registration statement, amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus) as Investor or each such Underwriter may reasonably request in order to facilitate the sale of the Registrable Securities.

         (c) After the filing of the registration statement, the Company will promptly notify Investor of any stop order issued or, to the Company's knowledge, threatened to be issued by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

         (d) The Company will endeavor to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as Investor reasonably requests; PROVIDED that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction.

         (e) The Company will as promptly as is practicable notify Investor, at any time when a prospectus relating to the sale of the Registrable Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material facts required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly make available to Investor and the Under writers any such supplement or amendment. Investor agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in the preceding sentence, Investor will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt by Investor and the Underwriters of the copies of such supplemented or amended prospectus and, if so directed by the Company, Investor will deliver to the Company all copies, other than permanent file copies then in Investor's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such

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

     notice, the Company shall extend the period maintained effective as provided in Section 3.1(a) hereof by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to Investor such supplemented or amended prospectus.

         (f) The Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the sale of such Registrable Securities.

          (g) The Company will use its reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if not so listed, on a national securities exchange.

          The Company may require Investor promptly to furnish in writing to the Company such information regarding Investor, the plan of distribution of the Registrable Securities and other information as the Company may from time to time reasonably request or as may be legally required in connection with such registration.

          6.6 REGISTRATION EXPENSES. The Company shall pay, the following expenses incurred in connection with any registration pursuant to this Article Six: (i) registration and filing fees with the Commission, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of a qualified independent underwriter, if any, counsel in connection therewith and the reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) fees and expenses incurred in connection with the listing of the Registrable Securities, (v) fees and expenses of counsel and independent certified public accountants for the Company, (vi) fees and expenses of any additional experts retained by the Company in connection with such registration, (vii) reasonable fees and expenses of counsel for Investor, (viii) rating agency fees, (ix) out-of-pocket expenses of the Company and (x) transfer taxes. Investor shall pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities.

          6.7 PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. Investor may not participate in any underwritten registered offering contemplated hereunder unless Investor (a) agrees to sell its securities on the basis provided in any underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably and customarily required under the terms of such underwriting arrangements and this Article Six.

          6.8 RULE 144. The Company covenants that it will file any reports required to be filed by it under the 1933 Act and the 1934 Act and that it will take such further action as Investor may reasonably request to the extent required from time to time to enable Investor to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or other appropriate rule or regulation adopted by the Commission. Upon the request of Investor, the Company will deliver to Investor a written statement as to whether it has complied with such reporting requirements.

          6.9 HOLDBACK AGREEMENTS. If requested by the Company, Investor agrees not to offer, sell, contract to sell or otherwise dispose of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 180-day period beginning on, the effective date of such registration statement other than the Registrable Securities to be sold pursuant to such registration statement.

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

          6.10 TRANSFER. The rights granted to Investor hereunder may not be transferred or assigned, except to a Permitted Transferee.

                                  ARTICLE VII

                                 MISCELLANEOUS

          7.1 LEGEND. So long as required under applicable federal or state securities laws or this Agreement, each certificate evidencing shares of Common Stock purchased hereunder (including any certificate issued upon the transfer of such shares) shall be stamped or otherwise imprinted as follows:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES. IN THE CASE OF TRANSFERS OR OTHER DISPOSITIONS MADE OTHERWISE THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, THE HOLDER SHALL, AT THE COMPANY'S REQUEST, PROVIDE TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS AND ENTITLED TO THE BENEFITS OF A STOCK PURCHASE AGREEMENT, DATED AS OF APRIL 22, 1998. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICES OF THE COMPANY.

A copy of this Agreement shall be filed with the Secretary of the Company and shall be kept at its principal executive office.

          7.2 EXPENSES. Whether or not the Closing is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

          7.3 BEST EFFORTS. Each of the Company and Investor agrees to use its best efforts to take, or cause to be taken, all reasonable actions and to do, or cause to be done, all reasonable things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated hereby.

          7.4 BROKERS AND FINDERS. Each of the Company and Investor represents and warrants to the other that no broker, finder, or other financial consultant, banker, or adviser has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability upon either the Company or Investor.

                                ARTICLE VIII

                             GENERAL PROVISIONS

          8.1 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given upon delivery if delivered personally, upon the third business day thereafter if mailed by registered or certified mail (return receipt requested), or upon the day of transmission if faxed with confirmation of transmission, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a)  If to Investor:

               Mr. Frederick Muhs
               P. O. Box 8
               Edgewater, NJ 07020

          (b)  If to the Company:

               Henry Company
               2911 Slauson Avenue
               Huntington Park, California 90255
               Attention:  Chief Financial Officer
               Fax:  (213) 581-1542

          8.2 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed by Investor and the Company.

          8.3 SEVERABILITY. If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect.

          8.4 MISCELLANEOUS. This Agreement (a) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof; (b) is not intended to confer upon any other person any rights or remedies hereunder; (c) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (including any executors or administrators of any estate), provided, however, that this Agreement shall not be assigned, in whole or in part, by operation of law or otherwise, without the prior written consent of the other party; and (d) shall be governed by and interpreted under the laws of the State of California, without regard to its conflicts-of-laws provisions. This Agreement may be executed in counterparts which together shall constitute a single agreement.

          8.5 HENRY FAMILY. Mr. Henry and the Company agree to use best efforts to cause members of the Henry Family to join in this agreement.

          IN WITNESS WHEREOF, the Company and Investor have signed this Agreement, or caused this Agreement to be signed by their respective officers thereunto duly authorized, as of the date first written above.

                         The Company

                              HENRY COMPANY, a California corporation


                                  /s/ W. W. Henry
                                 ------------------------------------
                              By  W. W. Henry
                                 ------------------------------------

                              Its Chairman and CEO
                                  -----------------------------------

                                  /s/ Frederick H. Muhs
                                  -----------------------------------
                                      Investor
                                      Ted Muhs

                                  /s/ Warner W. Henry
                                  -----------------------------------
                                      Warner W. Henry




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